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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                             DATED DECEMBER 15, 2003

                                       of


                                AGCO CORPORATION

                             A Delaware Corporation
                   IRS Employer Identification No. 58-1960019
                             SEC File Number 1-12930



                            4205 RIVER GREEN PARKWAY
                              DULUTH, GEORGIA 30096
                                 (770) 813-9200





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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Certain information is attached hereto regarding AGCO Corporation's proposed acquisition of Valtra.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         The financial statements included as Exhibit 99.2 hereto are being filed to reflect the adoption of SFAS No. 145 "Recission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections," which requires reclassification to continuing operations from extraordinary items of gains and losses on debt extinguishments in prior periods. The adoption does not alter the previously reported net income of AGCO Corporation for the period affected.

(C)  EXHIBITS

         99.1     Certain information regarding Valtra.

         99.2 Consolidated financial statements of AGCO Corporation and its subsidiaries for each of the years in the three-year period ended December 31, 2002 as follows:

                  Independent Auditors' Report
                  Copy of Report Previously Issued by the Company's Former
                       Independent Public Accountants
                  Consolidated Statements of Operations for the years ended
                       December 31, 2002, 2001 and 2000
                  Consolidated Balance Sheets as of December 31, 2002 and 2001 Consolidated Statements of Stockholders' Equity for the years ended December 31, 2002, 2001 and 2000
                  Consolidated Statements of Cash Flows for the years ended
                       December 31, 2002, 2001 and 2000
                  Notes to Consolidated Financial Statements

         99.3 Consent of KPMG LLP for the 2002 consolidated financial statements of AGCO Corporation and its subsidiaries.

         99.4 Notice Regarding Absence of Consent of Arthur Andersen LLP relating to the financial statements of AGCO Corporation.


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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AGCO Corporation


                                       By:      /s/ Andrew H. Beck
                                          -------------------------------------
                                                     Andrew H. Beck
                                                Senior Vice President and
                                                Chief Financial Officer

Dated:  December 15, 2003


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                                  EXHIBIT INDEX

   Exhibit No.                             Description
-----------------     ----------------------------------------------------------

    99.1              Certain information regarding Valtra

    99.2 Consolidated financial statements of AGCO Corporation and its subsidiaries for each of the years in the three-year period ended December 31, 2002

    99.3 Consent of KPMG LLP for the 2002 consolidated financial statements of AGCO Corporation and its subsidiaries

    99.4              Notice Regarding Absence of Consent of Arthur
                      Andersen LLP relating to the financial statements of AGCO Corporation